SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                                 EIS FUND, INC.
                                 --------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11

         1)    Title of each class of securities to which transaction applies:

         --------------------------------------------------------------------
         2)    Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------------
         4)    Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------------

5)       Total fee paid:


         --------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:


         --------------------------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:


         --------------------------------------------------------------------

         3)     Filing Party:


         --------------------------------------------------------------------

         4)     Date Filed:



         --------------------------------------------------------------------

                                 EIS FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held on Thursday, April 18, 2002
                          ----------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of EIS Fund, Inc., (f/k/a Excelsior Income Shares, Inc.), a New York corporation (the "Fund"), will be held at the executive offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179 on Thursday, April 18, 2002 at 10:00 a.m. for the following purposes:

1. To elect five directors to hold office until the year 2003 Annual Meeting of Shareholders (Proposal No. 1);

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002 (Proposal No. 2); and

3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 8, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent annual report may be ordered free of charge to any shareholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect (212) 272-2093.

                                        By Order of the Board of Directors


                                        Thomas R. Westle, Secretary

Dated:   March 25, 2002

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION


CORPORATE ACCOUNTS                           VALID SIGNATURE
------------------                           ---------------

(1)  ABC Corp................................ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp................................John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer.................John Doe
(4)  ABC Corp. Profit Sharing Plan...........John Doe, Trustee

TRUST ACCOUNTS

(1)  ABC Trust...............................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d/ 12/28/78.........................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA...........John B. Smith
(2)  John B. Smith...........................John B. Smith, Jr., Executor

                                 EIS FUND, INC.
                      (F/K/A EXCELSIOR INCOME SHARES, INC.)
                               383 Madison Avenue
                            New York, New York 10179
                         -------------------------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF SHAREHOLDERS
                     to be held on Thursday, April 18, 2002

                         -------------------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of EIS Fund, Inc. (f/k/a Excelsior Income Shares, Inc.), a New York corporation (the "Fund") for use at the Annual Meeting of Shareholders for the year 2002 (the "Meeting") to be held at the executive offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179 on Thursday, April 18, 2002, at 10:00 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to Shareholders on or about March 25, 2002.

         Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Ralph W. Bradshaw, Gary A. Bentz, Andrew A. Strauss, Glenn W. Wilcox, Sr. and Scott B. Rogers as the nominees for Director and FOR the ratification of the selection of Tait, Weller & Baker as the independent accountants of the Fund for the year ending December 31, 2002.

         In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

         At least 51% of the Fund's shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on March 8, 2002 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on March 8, 2002 was 2,161,091. The Fund is a closed-end, diversified management investment company.

         Copies of the Fund's most recent annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect at (212) 272-2093. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to Shareholders on or about March 25, 2002.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         The current Board of Directors currently consists of five members.

         At the Meeting, Shareholders will be asked to elect five directors to hold office until the year 2003 Annual Meeting of Shareholders or thereafter until each of their respective successors is duly elected and qualified.

         At the Meeting, Shareholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw, Gary A. Bentz, Andrew A. Strauss, Glenn W. Wilcox, Sr. and Scott B. Rogers as directors to serve until the year 2003 Annual Meeting of Shareholders or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw, Gary A. Bentz, Andrew A. Strauss, Glenn W. Wilcox, Sr. and Scott B. Rogers. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Directors:



                                    NOMINEES



                                          Term of                                 Directorships held by
Name, Address               Position(s)   Office     Principal Occupation         Nominee for Director
and Age                     with Fund     Since      during past 5 years          outside of Fund Complex*
-------                     ---------     -----      -------------------          ------------------------

NON-INDEPENDENT NOMINEES:
Ralph W. Bradshaw (51)**    Chairman of     2001     President of Cornerstone     Director of The Austria
One West Pack Square        the Board                Advisors, Inc.; President    Fund, Inc., The
Suite 1650                  and                      of The Cornerstone           SmallCap Fund, Inc.,
Asheville, NC 28801         President                Strategic Return Fund,       Progressive Return
                                                     Inc., Cornerstone            Fund, Inc., The
                                                     Strategic Value Fund, Inc.   Cornerstone Strategic
                                                     and Progressive Return       Return Fund, Inc. and
                                                     Fund, Inc.; Vice             Cornerstone Strategic
                                                     President, Deep Discount     Value Fund, Inc.
                                                     Advisors, Inc. (1993-1999).

Gary A. Bentz** (45)        Vice          2001       Chief Financial Officer of   Director of The Austria
One West Pack Square        President,               Cornerstone Advisors,        Fund, Inc.
Suite 1650                  Treasurer                Inc., Vice President and
Asheville, NC 28801         and Director             Treasurer of Progressive
                                                     Return Fund, Inc.,
                                                     Cornerstone Strategic
                                                     Value Fund, Inc. and The
                                                     Cornerstone Strategic
                                                     Return Fund, Inc.; Chief
                                                     Financial Officer of Deep
                                                     Discount Advisors, Inc.
                                                     (1993-2000).
INDEPENDENT NOMINEES:

Andrew A. Strauss (48)     Director       2001       Attorney and senior member   Director of Progressive
77 Central Avenue                                    of Strauss & Associates,     Return Fund, Inc., The
Suite F                                              P.A., Attorneys, Asheville   Cornerstone Strategic
Asheville, NC 28801                                  and Hendersonville, N.C.;    Return Fund, Inc.,
                                                     previous President of        Cornerstone Strategic
                                                     White Knight Healthcare,     Value Fund, Inc.,
                                                     Inc. and LMV Leasing,        Memorial Mission
                                                     Inc., a wholly owned         Hospital Foundation and
                                                     subsidiary of Xerox Credit   Deerfield Episcopal
                                                     Corporation.                 Retirement Community.






                                       4



INDEPENDENT NOMINEES CONTINUED:
Glenn W. Wilcox, Sr. (70)  Director       2001       Chairman of the Board and    Director of The
One West Pack Square                                 Chief Executive Officer of   Cornerstone Strategic
Suite 1700                                           Wilcox Travel Agency.        Return Fund, Inc.,
Asheville, NC 28801                                                               Progressive Return
                                                                                  Fund, Inc., Cornerstone
                                                                                  Strategic Value Fund,
                                                                                  Inc. and Wachovia
                                                                                  Corp.; Board Trustee
                                                                                  and Chairman of
                                                                                  Appalachian State
                                                                                  University; and Board
                                                                                  Trustee and Director,
                                                                                  Mars Hill College; and
                                                                                  Director, Champion
                                                                                  Industries, Inc.;
                                                                                  Chairman, Tower
                                                                                  Associates, Inc. (a
                                                                                  real estate venture).

Scott B. Rogers (46)       Director       2001       Chief Executive Officer,     Director of Progressive
30 Cumberland Ave.                                   Asheville Buncombe           Return Fund, Inc., The
Asheville, NC 28801                                  Community Christian          Cornerstone Strategic
                                                     Ministry; and President,     Return Fund, Inc.,
                                                     ABCCM Doctor's Medical       Cornerstone Strategic
                                                     Clinic; Appointee, NC        Value Fund, Inc. and
                                                     Governor's Commission on     A-B Vision Board;
                                                     Welfare to Work.             Chairman and Director,
                                                                                  Recycling Unlimited and
                                                                                  Interdenominational
                                                                                  Ministerial Alliance;
                                                                                  and Director,
                                                                                  Southeastern
                                                                                  Jurisdiction Urban
                                                                                  Networkers.

------------
* None of the Nominees for Director served on any other fund managed by U.S. Trust during the calendar year ended December 31, 2001.
** Messrs. Bradshaw and Bentz are "interested persons" as defined in the Investment Company Act of 1940 ("Investment Company Act") because they are directors, officers and each a 50% shareholder in Cornerstone Advisors, Inc., the Fund's investment manager as of January 2, 2002.


         The following table sets forth, for each Director and for the Directors as a group, the amount of shares beneficially owned in the Fund as of March 8, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director. Unless otherwise noted, beneficial ownership is based on sole investment power.

           Name of Director                   Amount of Securities
                                               Beneficially Owned
           ----------------                   --------------------
           Ralph W. Bradshaw                          1,001
           Gary A. Bentz                              1,500
           Andrew A. Strauss                            400
           Glenn W. Wilcox Sr.                        1,000
           Scott B. Rogers                                0
           All Directors as a Group                   3,901

         The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of March 8, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.



   -------------------------- ----------------------- ---------------------------------------------
   NAME                       DOLLAR     RANGE    OF  AGGREGATE DOLLAR RANGE OF EQUITY  SECURITIES
                              EQUITY  SECURITIES  IN  IN ALL FUNDS  OVERSEEN BY  DIRECTORS IN FUND
                              THE FUND.               COMPLEX*.
   -------------------------- ----------------------- ---------------------------------------------
   Ralph A. Bradshaw          $10,001-$50,000         $10,001-$50,000
   -------------------------- ----------------------- ---------------------------------------------
   Gary A. Bentz              $10,001-$50,000         $10,001-$50,000
   -------------------------- ----------------------- ---------------------------------------------
   Andrew A. Strauss          $1-$10,000              $1-$10,000
   -------------------------- ----------------------- ---------------------------------------------
   Glenn W. Wilcox Sr.        $10,001-$50,000         $10,001-$50,000
   -------------------------- ----------------------- ---------------------------------------------
   Scott B. Rogers            0                       0
   -------------------------- ----------------------- ---------------------------------------------

* None of the Nominees for Director served as a Director to any other fund managed by U.S. Trust.

                               EXECUTIVE OFFICERS

         In addition to Messrs. Bradshaw and Bentz, the other officer of the Fund is:



                                          Term of
Name, Address and Age       Position(s)   Office     Principal Occupation         Directorships held
                            with Fund     Since      during past 5 years          by Officer
---------------------       -----------   ------     --------------------         ------------------

Thomas R. Westle (48)       Secretary     2001       Partner of Spitzer &
405 Park Avenue                                      Feldman P.C., a law firm,
New York, NY 10022                                   and previous Partner at
                                                     Battle Fowler LLP;
                                                     Secretary of Progressive
                                                     Return Fund, Inc.,
                                                     Cornerstone Strategic
                                                     Value Fund, Inc. and The
                                                     Cornerstone Strategic
                                                     Return Fund, Inc.



         Under the federal securities laws, the Fund is required to provide to Shareholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2001, to each Director of the Fund in their capacities solely as a director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


                                          Director     Aggregate Compensation
            Name of Director                Since        From Fund for 2001
            ----------------                -----        ------------------
           Ralph W. Bradshaw                2001               $1,733
             Gary A. Bentz                  2001               $1,733
          Glenn W. Wilcox, Sr.              2001               $1,733
           Andrew A. Strauss                2001               $1,733
            Scott B. Rogers                 2001               $1,733
           Townsend Brown II*               1992               $8,467
          Geoffrey J. O'Connor              1999               $8,167
             John H. Reilly                 1996               $6,367
           Perry W. Skjelbred               1993               $8,467
          Philip J. Tilearico               1993               $8,467

---------------------
* Mr. Brown resigned from his position as President and CEO on April 2, 2001.

         Townsend Brown II was a party to an employment agreement (the "Employment Agreement") with the Fund which provided for a ten year term commencing on May 4, 1994. Under the Employment Agreement, in the event of a termination of Mr. Brown by the Fund without "Cause" or by Mr. Brown for "Good Reason" (as each term is defined in the Employment Agreement), the Fund was required to pay Mr. Brown a lump sum payment equal to his then current salary for the remainder of the employment term and an annualized 3% compound interest on such amount. In addition, under the Employment Agreement, the Fund was required to make Mr. Brown whole for any excise taxes imposed upon him under
Section 4999 of the Internal Revenue Code as a result of payments made to him by the Fund in connection with his termination. On April 2, 2001, Mr. Brown terminated the Employment Agreement for Good Reason and resigned as President and CEO of the Fund. Thereafter the Fund made a severance payment to Mr. Brown of approximately $181,500.

         With the exception of John H. Reilly, each Director attended at least seventy-five (75%) percent or more of the meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.



                                 AUDIT COMMITTEE

         The Fund's Audit Committee is currently composed of three independent directors, Messrs. Wilcox, Strauss and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened once during the year ended December 31, 2001. Each member of the Audit Committee attended the meeting of the Audit Committee.

         On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001 and February 13, 2002, respectively. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of Tait, Weller & Baker, as the Fund's independent accountants.

         On February 25, 2002, the Board of Directors and the Audit Committee determined to replace PricewaterhouseCoopers LLP ("PwC") as the Fund's independent public accountants. PwC's accountant report for the past two years did not contain any adverse opinion or any qualification as to uncertainty, audit scope or accounting principles. Further, the Board's decision to replace PwC was not due to any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The following table sets forth the aggregate fees billed by PwC, the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to Shareholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Fund's investment adviser that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Fund's investment adviser that provides services to the Fund ("All Other Fees").

     AUDIT FEES      FINANCIAL INFORMATION SYSTEMS DESIGN     ALL OTHER FEES
       $20,000                        $0                          $1,000

         The Fund has no nominating or compensation committees.

AUDIT COMMITTEE REPORT

         The Audit Committee has met and held discussions with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                    Respectfully submitted,

                                    Glenn W. Wilcox, Sr.
                                    Andrew A. Strauss
                                    Scott B. Rogers

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's investment adviser and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2001.

REQUIRED VOTE
-------------

         Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, GARY A. BENTZ, ANDREW A. STRAUSS, GLENN
W. WILCOX, SR. AND SCOTT B. ROGERS AS DIRECTORS OF THE FUND.

                                 PROPOSAL NO. 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The second proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 2002. At a meeting held on February 25, 2002, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of Tait, Weller & Baker for the year ending December 31, 2002 and determined to replace PricewaterhouiseCoopers LLP. Such selection is being submitted to the Shareholders for ratification. The engagement of Tait, Weller & Baker is conditioned on the right of the Fund, by majority vote of its Shareholders, to terminate such employment.

         Tait, Weller & Baker has informed the Fund that it and its Partners have no material direct or indirect financial interest in the Fund. A representative of Tait, Weller & Baker will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

REQUIRED VOTE
-------------

         Ratification of the selection of Tait, Weller & Baker as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and may be considered votes cast for the foregoing purpose.


THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER
----------------------

         Cornerstone Advisors, Inc. has acted as the Fund's investment adviser since January 1, 2002, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors is the investment manager to three other closed-end funds, Cornerstone Strategic Value Fund, Inc., The Cornerstone Strategic Return Fund, Inc. and Progressive Return Fund, Inc.

         Mr. Bradshaw owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors and is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, who is the Vice President, Treasurer and a Director of the Fund, also owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors. The address of Messrs. Bradshaw and Bentz is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE PREVIOUS INVESTMENT ADVISER
-------------------------------

         U.S. Trust Company of New York ("U.S. Trust"), the previous investment adviser, has its principal offices at 114 West 47th Street, New York, New York 10036. U.S. Trust is a New York State-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust is a wholly owned subsidiary of the U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036.

THE ADMINISTRATOR
-----------------

         Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the administrator of the Fund.

                 INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS


         The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund as of February 13, 2002:



---------------------------------------------------- -------------------------------- --------------------------------
                                                         SHARES OF COMMON STOCK           % OF FUND'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIALLY OWNED            SHARES BENEFICIALLY OWNED
---------------------------------------------------- -------------------------------- --------------------------------
Deep Discount Advisors, Inc. (1)                                  277,200                           12.8%
One West Pack Square
Suite 777
Asheville, NC  28801
---------------------------------------------------- -------------------------------- --------------------------------
Ron Olin Investment Management Company (1)
One West Pack Square                                              461,400                          21.3%
Suite 777
Asheville, NC  28801

----------
(1) Based solely upon information presented in a Schedule 13G/A, dated February 13, 2002, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. The Fund has no knowledge of the ultimate beneficial holders of these securities.

         Additionally, on March 8, 2002, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 1,031,763 shares of the Fund, equal to approximately 89% of the outstanding shares of the Fund.


                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS


         All proposals by Shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders, to be held in the year 2003, must be received by the Fund addressed to EIS Fund, Inc. c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Shareholders to be included in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 no earlier than one hundred twenty
(120) calendar days and no later than ninety (90) days prior to the anniversary of the date of the Notice of the preceding year's Annual Meeting of Stockholders.

                                                EIS FUND, INC.


                                                Thomas R. Westle
                                                Secretary

Dated:   March 25, 2002


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FORM OF PROXY CARD
                               ------------------

                                 EIS FUND, INC.
                                 --------------

         The undersigned shareholder of EIS Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Thomas R. Westle and Frank
J. Maresca, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Shareholders of the Fund to be held on Thursday, April 18, 2002 at 10:00 a.m., New York time, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of five Directors; (b) the ratification of the selection by the Board of Directors of the Fund's independent accountants; and
(c) the consideration and vote of such other matters as may properly come before the Annual Meeting of Shareholders or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Shareholders.


--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF EIS FUND, INC.'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 April 18, 2002

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:

 ----
  X
 ----

1.       To elect five (5) Directors:       FOR              WITHHELD
         Ralph W. Bradshaw                  [  ]               [  ]

         Gary A. Bentz                      [  ]               [  ]

         Andrew A. Strauss                  [  ]               [  ]

         Glenn W. Wilcox, Sr.               [  ]               [  ]

         Scott B. Rogers                    [  ]               [  ]

2. To ratify the selection by the Board of Directors of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002:

                                        FOR         AGAINST      ABSTAIN
                                        [  ]         [  ]         [  ]

     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the Annual Meeting of Shareholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the Annual Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.